Exhibit 10.58

December 22, 2009

FGX International Inc.

500 George Washington Highway
Smithfield, Rhode Island 02917
Attention:	Anthony Di Paola
Chief Financial Officer

Ladies and Gentlemen:

We refer to that certain Revolving Credit and Term Loan Agreement, dated as of December 19, 2007 (as amended or modified from time to time, the “Credit Agreement”), among FGX International Holdings Limited, a British Virgin Islands business company, FGX International Limited, a British Virgin Islands business company, FGX International Inc., a Delaware corporation, SunTrust Bank, as Administrative Agent and the lenders from time to time parties thereto.  Capitalized terms used herein and not defined herein have the meanings assigned to them in the Credit Agreement.

Pursuant to that certain Stock Purchase and Sale Agreement, dated as of October 28, 2009, by and among Borrower, Corinne McCormack, Inc. (“CMI”), eye-bar inc. (“eye-bar”) and Corinne McCormack, as shareholder, Borrower acquired all of the issued and outstanding shares of CMI and eye-bar, and each of CMI and eye-bar have become a Domestic Subsidiary of the Borrower.  Section 5.10(a)(y)(iii) of the Credit Agreement requires, among other things, that within thirty (30) days after any Person becomes a Domestic Subsidiary, Borrower shall cause such Person to grant Liens in favor of Administrative Agent in all of such Person’s leasehold interests in Real Estate (the “Leasehold Mortgage Requirement”).  Pursuant to that certain letter agreement, dated as of November 25, 2009, we agreed, at your request, to extend the date by which the Borrower and CMI must comply with the Leasehold Mortgage Requirement for CMI’s leasehold interest in the premises located at 7 West 36th Street, 9th Floor, New York, NY 10018 (the “CMI Leasehold Mortgage Requirement”).  As of the date hereof, the CMI Leasehold Mortgage Requirement has not been fulfilled and you have requested that we further extend the date for compliance.

Per your request, we agree to extend the date by which the Borrower and CMI must comply with the CMI Leasehold Mortgage Requirement until March 31, 2010 (or such other date, which shall be no later than May 14, 2010, as the Administrative Agent may determine in its sole discretion); provided, that the foregoing extension is conditioned upon, and shall not become effective until, receipt by the Administrative Agent of (a) executed counterparts to this letter agreement (this “Second Extension”) from the Borrower, each Guarantor and the Required Lenders and (b) reimbursement or payment of its fees, costs and expenses (including, without limitation, all reasonable fees, charges and disbursements of King & Spalding LLP (US counsel to the Administrative Agent), Lakatos, Köves and Partners Ügyvédi Iroda (Hungarian counsel to the Administrative Agent) and Ganado & Associates (Maltese counsel to the Administrative Agent)) incurred in connection with, or related to, (i) the joinder of Quantum Direct LLC, CMI and eye-bar as Loan Parties, (ii) the authorization and release of certain jewelry business assets in connection with the July 23rd, 2009 sale of the same, (iii) the contemplated First Amendment to Revolving Credit and Term Loan Agreement and related Hungarian and Maltese security documents and opinions and (iv) this Second Extension.

To induce the Administrative Agent and the Lenders to execute and deliver this Second Extension, by signing below, (i) the Borrower consents to the terms of this Second Extension and represents and warrants that no Default or Event of Default has occurred and is continuing and the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects except to the extent such representations and warranties relate solely to an earlier date, and (ii) each Guarantor consents to the terms of this Second Extension and ratifies the terms of the Guaranty and Security Agreement with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby.

Except as expressly set forth herein, this Second Extension shall not be deemed to waive, amend or modify any other provision of the Loan Documents or any other agreement between you and us, and shall not serve as a consent, waiver or amendment to any other matter prohibited by the terms and conditions of the Loan Documents.  This Second Extension may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.   This Second Extension shall constitute a Loan Document.

THIS SECOND EXTENSION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF NEW YORK.

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2

Please countersign below to evidence your acknowledgment and agreement to the terms of this Second Extension.

Very truly yours,

SUNTRUST BANK, individually and as Administrative Agent

By:	/s/ MICHAEL VEGH
Name:	Michael Vegh
Title:	Vice President

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ THOMAS F. MACINA
Name:	Thomas F. Macina
Title:	Executive Vice President

TD BANK, N.A., as a Lender

By:	/s/ ROBYN ZELLER
Name:	Robyn Zeller
Title:	Senior Vice President

BANK OF AMERICA, NA, as a Lender

By:	/s/ RICHARD MACDONALD
Name:	Richard MacDonald
Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ ROBERTS A. BASS
Name:	Roberts A. Bass
Title:	Senior Vice President

BROWN BROTHERS HARRIMAN & CO., as a Lender

By:	/s/ BARBARA R. FLIGHT
Name:	Barbara R. Flight
Title:	SVP

COMMERCE BANK, N.A., as a Lender

By:
Name:
Title:

Second Extension

ALLIED IRISH BANKS, p.l.c., as a Lender

By:	/s/ DES BRENNAN
Name:	Des Brennan
Title:	Assistant Vice President

By:	/s/ NORBERT GALLIGAN
Name:	Norbert Galligan
Title:	Vice President

On behalf of AIB Debt Management Limited, as a Lender

By:	/s/ DES BRENNAN
Name:	Des Brennan
Title:	Assistant Vice President
Investment Advisor to
AIB Debt Management, Limited

By:	/s/ NORBERT GALLIGAN
Name:	Norbert Galligan
Title:	Vice President
Investment Advisor to
AIB Debt Management, Limited

Second Extension

Acknowledged and agreed:

FGX INTERNATIONAL INC.

By	/s/ ANTHONY DI PAOLA
Name: Anthony Di Paola
Title: EVP, CFO, Treasurer

FGX INTERNATIONAL HOLDINGS LIMITED

By	/s/ ANTHONY DI PAOLA
Name: Anthony Di Paola
Title: EVP, CFO, Treasurer

FGX INTERNATIONAL LIMITED

By	/s/ ANTHONY DI PAOLA
Name: Anthony Di Paola
Title: EVP, CFO, Treasurer

QUANTUM OPTICS, INC.

By:	/s/ ANTHONY DI PAOLA
Name: Anthony Di Paola
Title: EVP, CFO, Treasurer

DIOPTICS MEDICAL PRODUCTS, INC.

By:	/s/ ANTHONY DI PAOLA
Name: Anthony Di Paola
Title: EVP, CFO, Treasurer

QUANTUM DIRECT LLC

By:	/s/ ANTHONY DI PAOLA
Name: Anthony Di Paola
Title: Treasurer and CFO

Second Extension

CORINNE MCCORMACK, INC.

By:	/s/ ANTHONY DI PAOLA
Name: Anthony Di Paola
Title: EVP, CFO and Treasurer

EYE-BAR INC.

By:	/s/ ANTHONY DI PAOLA
Name: Anthony Di Paola
Title: EVP, CFO and Treasurer

Second Extension